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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OR
                             15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.


       Date of Report (Date of earliest event reported) February 20, 1998


                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


 000-22251                                                      65-0674664
 ---------                                                      ----------
(Commission                                                  (I.R.S. Employer
file number)                                                Identification No.)



1700 NW 65th Ave., Suite 4, Plantation, FL                        33313
---------------------------------------------------             ---------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (954) 797-7960
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
                            -------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  OTHER EVENTS

On February 20, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from January 12, 1998 to January 31, 1998. A copy of this Report is filed as Exhibit A hereto.

On March 2, 1998, 2Connect Express, Inc. announced that it obtained a $500,000 debtor-in-possession credit facility from BayTech Investments, Inc., for working capital purposes. A copy of the press release issued by 2Connect Express, Inc. is filed as Exhibit B hereto.

On March 4, 1998, 2Connect Express, Inc. announced that it executed a Letter of Intent whereby Bobby Allison Cellular Systems of Florida, Inc. would merge with and into 2Connect upon 2Connect's emergence from bankruptcy, subject to, among other things, completion of a merger agreement between the two parties and subject of confirmation by the Bankruptcy Court of a Plan of Reorganization which would incorporate the merger. A copy of the press release issued by 2Connect Express, Inc. is filed as Exhibit C hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)      EXHIBITS

             Exhibit 99.1 Debtor's Monthly Financial Report (Business) For The Period From
                                   January 12, 1998 to January 31, 1998
                                   filed with the United States
                                   Bankruptcy Court.

             Exhibit 99.2          Text of Press Release dated March 2, 1998.

             Exhibit 99.3          Text of Press Release dated March 4, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          2CONNECT EXPRESS, INC.
                                          ------------------------------------
                                          (Registrant)



Date  MARCH 11, 1998                      /s/ THOMAS H. HICKS
                                          ------------------------------------
                                          Thomas H. Hicks, President and Chief
                                          Executive Officer


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                                  EXHIBIT INDEX
                                  -------------


                                                                  Sequentially
Exhibit Number                 Description                       Numbered Page
--------------                 -----------                       -------------


99.1               Debtor's Monthly Financial                          5
                   for the period from January 12, 1998
                   to January 31, 1998

99.2               Press Release dated March 2, 1998                  39
                   Re: 2Connect Express, Inc. debtor-
                   in-possession credit facility

99.3               Press Release dated March 4, 1998                  40
                   Re: 2Connect Express, Inc. Letter of
                   Intent whereby Bobby Allison Cellular
                   Systems of Florida, Inc. would merge
                   with and into 2Connect Express, Inc.